UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In accordance with Regulation FD we are submitting a copy of the presentation materials that are to be delivered at the meetings of Shareholders, Optionholders and Performance Rights holders in connection with the proposed redomiciliation of the Company to the United States.

These meetings are being held at the Adelaide Room, Sofitel Sydney Wentworth Hotel, 61-101 Philip Street, Sydney Australia commencing at 10:00 AM, October 22, 2008, Australian Eastern Standard Time (6:00 PM October 21, 2008 United States Eastern Standard Time).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	HeartWare Limited Redomiciliation Meetings Materials dated October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: October 21, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer